Cincinnati Bell Reports Fourth Quarter and Full Year 2011 Results

•	Highest annual revenue and Adjusted EBITDA since 2003

•	Quarterly revenue for Data Center Colocation up 21 percent over the fourth quarter of 2010

•	2011 results exceed original financial guidance

CINCINNATI - February 9, 2012 - Cincinnati Bell Inc. (NYSE:CBB) today announced financial results for the full year and fourth quarter of 2011. For the year, revenue was $1.5 billion, exceeding guidance of $1.4 billion. Operating income for 2011 decreased by $40 million to $260 million, down 13 percent from 2010, due largely to a $50 million goodwill impairment in the fourth quarter. As a result, 2011 net income decreased 34 percent to $19 million, and annual diluted earnings per share fell to 4 cents from 9 cents in 2010. Net income excluding special items1 for the year was $57 million, compared to $74 million in 2010, down due to increased interest expense. Adjusted earnings before interest, taxes, depreciation and amortization2 (Adjusted EBITDA) generated in 2011 totaled $545 million, up from $519 million in 2010 and above the original guidance of $530 million. Adjusted EBITDA excludes charges associated with the impairment of goodwill and other special items shown in the accompanying tables.

In the fourth quarter of 2011, revenue was $365 million compared to $363 million in the same period of 2010, and operating income in the quarter amounted to $9 million, down from $65 million in the fourth quarter of 2010 due primarily to the goodwill impairment loss mentioned above. Adjusted EBITDA was $132 million, up 4 percent from the fourth quarter of 2010. Fourth quarter 2011 net income excluding special items was comparable to 2010 at $8 million, and diluted earnings per share excluding special items were also flat to 2010 at 3 cents.

 “We finished off 2011 with great results that reflected solid execution across all our businesses and that once again enabled us to exceed all the financial targets we established at the beginning of the year,” said Jack Cassidy, president and chief executive officer. “In terms of both revenue and Adjusted EBITDA, this has been the company's best year since 2003, and we are particularly pleased with the growth momentum of our data center business and the strong and stable performance of our legacy communications business.”

Fourth Quarter and Full-Year Performance Highlights

•
Data Center Colocation revenue of $49 million for the quarter represents a 21 percent increase from a year ago, while Adjusted EBITDA of $27 million reflects a 16 percent increase from the same period in 2010. During the fourth quarter, the company added 27,000 square feet of data center space and sold 43,000 square feet, increasing the segment's utilization[3] to 88 percent. For the year, the company constructed 124,000 square feet of additional data center space, increasing total capacity to 763,000 square feet, and sold 110,000 square feet during this period.

•
Wireline revenue for the quarter was $180 million, reflecting only a one percent decrease from the fourth quarter of 2010, as increasing demand for the company's Fioptics suite of products continues to help mitigate the impact of access line losses. As a result, Wireline was able to achieve Adjusted EBITDA margins[4] of 49 percent in both the full year and the fourth quarter of 2011, comparable to the full year in 2010.

•Cincinnati Bell met or exceeded its original and revised financial guidance for 2011:

Category	2011 Actual Results	Original 2011 Guidance	Revised 2011 Guidance
Revenue	$1.46 billion	$1.4 billion	$1.4 billion
Adjusted EBITDA	$545 million	Approx. $530 million*	Approx. $545 million*
Free Cash Flow[5]	$11 million	Approx. $5 million	Approx. $5 million

* Plus or minus 2 percent.

Financial and Operations Review
“Our full year results continue to show that our strategy is the right one and is being well executed,” said Kurt Freyberger, chief financial officer. “Our communications business generated strong EBITDA and cash flow, and the reinvestment of this cash flow into data center opportunities created significant growth in the data center colocation business.”

Data Center Colocation Segment
For the quarter, revenue of $49 million represents an increase of $9 million, or 21 percent, compared to the same period a year ago, and the segment's operating income was $10 million, an increase of 12 percent compared to 2010. Adjusted EBITDA of $27 million reflects a 16 percent increase over the same period in 2010. During the quarter, the company added 27,000 square feet of new data center space, increasing capacity to 763,000 square feet, and sold 43,000 square feet, resulting in quarter-end utilization of 88 percent. The segment's Adjusted EBITDA margin in the quarter was 56 percent, down slightly from 2010 as the company continues to incur marketing and operating costs in line with its plans to be the preferred global data center colocation provider to the Fortune 1000.

For the full year, revenue of $185 million was 47 percent higher than 2010 due to the CyrusOne acquisition in mid-2010 and the new data center space sold in 2011. The segment completed construction on 124,000 square feet of additional data center space in 2011 and sold 110,000 square feet. Operating income totaled $46 million, an increase of 36 percent over 2010, while Adjusted EBITDA of $102 million was 45 percent higher than 2010. The Adjusted EBITDA margin for the full year was 55 percent, comparable to the 56 percent margin in 2010.

Wireline Segment
For the quarter, Wireline revenue was $180 million, down only one percent from the fourth quarter of 2010, and operating income of $48 million represents an 8 percent decrease from the same period in 2010. Adjusted EBITDA totaled $88 million, comparable to the fourth quarter of 2010 and one percent improved over the third quarter of 2011. The Adjusted EBITDA margin was 49 percent, a slight improvement from 48 percent in both the fourth quarter of 2010 and the prior quarter. The company continues to be successful in mitigating the negative impact on revenue and Adjusted EBITDA of ongoing access line losses through growth in entertainment, data and VoIP product lines and its cost reduction efforts.

The segment passed 19,000 additional homes and businesses during the quarter with its Fioptics product suite, bringing the total number of units passed to 134,000. The company expects to pass approximately 40,000 additional units in 2012. Wireline added 2,000 new Fioptics entertainment subscribers during the fourth quarter, or 12,000 for the year, bringing the total base to 40,000 customers. High-speed internet subscribers using Fioptics increased by 12,000 in 2011, more than offsetting the decline in DSL of 11,000. Total high-speed internet subscribers were 257,000 at the end of 2011.

For the year, Wireline revenue totaled $732 million, only a one percent decrease from 2010, while operating income and Adjusted EBITDA both decreased by 2 percent to $229 million and $355 million, respectively. Adjusted EBITDA margin for 2011 was 49 percent, comparable to 2010.

Wireless Segment
For the quarter, Wireless revenue of $68 million decreased by 2 percent from the same period in 2010 but remained flat compared to the third quarter of 2011. The Wireless segment continues to operate in a fiercely competitive environment and has seen total subscribers decrease by 10 percent during the full year of 2011. These conditions are expected to continue into the foreseeable future and, as a result, Wireless incurred a $50 million non-cash goodwill impairment loss during the fourth quarter, driving an operating loss of $40 million. Adjusted EBITDA in the quarter of $19 million, which excludes the impairment charge, reflects a 44 percent increase over the fourth quarter of 2010, and the Adjusted EBITDA margin improved to 28 percent from 19 percent in the same period of 2010.

For the full year, Wireless revenue was $278 million, a 4 percent decrease from 2010, and operating income was $3 million, down $53 million primarily due to the goodwill impairment loss discussed above. Adjusted EBITDA totaled $88 million for the year compared to $91 million in 2010, while Adjusted EBITDA margin for 2011 improved to 32 percent from 31 percent in 2010.

Total wireless subscribers decreased to 459,000 at the end of the fourth quarter, from 509,000 at the end of 2010 and 472,000 at the end of the third quarter of 2011. The segment added 3,000 postpaid smartphone subscribers during the quarter, bringing the total to 106,000 at the end of the fourth quarter. Postpaid smartphone subscribers now represent 34 percent of the total postpaid subscribers, up from 27 percent at the end of 2010.

Postpaid average revenue per user (ARPU) in the fourth quarter was $50.32, comparable to the third quarter of 2011 but up from $48.87 in the fourth quarter of 2010. The growing penetration of smartphone subscribers has fueled data ARPU which increased 28 percent over the fourth quarter of 2010, fully offsetting the 5 percent decline in voice ARPU. Postpaid churn for the year increased slightly to 2.2 percent from 2.1 percent in 2010, while prepaid churn was 6.5 percent compared to 6.2 percent in 2010.

Prepaid smartphone subscribers also increased to 19,000 at the end of the fourth quarter, up from 9,000 at the end of 2010 and 17,000 at the end of the third quarter of 2011. Prepaid ARPU in the fourth quarter of $28.58 is comparable to $28.48 in the third quarter of 2011, but is down from $29.38 in the fourth quarter of 2010.

IT Services and Hardware Segment
For the quarter, revenue was $76 million compared to $78 million in the fourth quarter of 2010, while Adjusted EBITDA of $5 million reflects a $2 million decrease from the fourth quarter of 2010. Adjusted EBITDA margin was 6 percent, down from 9 percent in the fourth quarter of 2010.

For the full year, IT Services and Hardware revenue of $301 million was the highest generated by the segment in the last five years and represents an 18 percent increase over 2010. The segment's Adjusted EBITDA was $20 million, an increase of 40 percent over 2010, while the Adjusted EBITDA margin of 7 percent for the year was an improvement from 6 percent in 2010.

2012 Outlook
Cincinnati Bell is providing the following guidance for 2012:

Category	2012 Guidance
Revenue	$1.5 billion
Adjusted EBITDA	Approx. $530 million*

*Plus or minus 2 percent

Conference Call/Webcast
Cincinnati Bell will host a conference call today at 5:00 p.m. (ET) to discuss its results for the full year and fourth quarter of 2011. A live webcast of the call will be available via the Investor Relations section of www.cincinnatibell.com. The conference call dial-in number is (866) 780-1078. Callers located outside of the U.S. and Canada may dial (816) 581-1570. A taped replay of the conference call will be available one hour after the conclusion of the call until 5:00 p.m. on Thursday February 23, 2012. For U.S. callers, the replay will be available at (888) 203-1112. For callers outside of the U.S. and Canada, the replay will be available at (719) 457-0820. The replay reference number is 4412546. An archived version of the webcast will also be available in the Investor Relations section of www.cincinnatibell.com.

Safe Harbor Note
This release and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell's Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

Use of Non-GAAP Financial Measures
This press release contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, free cash flow, net income excluding special items, utilization, and net debt. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of these non-GAAP financial measures to comparable GAAP financial measures have been included in the tables distributed with this release and are available in the Investor Relations section of www.cincinnatibell.com.

1Net income excluding special items in total and per share provides a useful measure of operating performance. Net income excluding special items should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with net income excluding special items as defined by other companies.

2Adjusted EBITDA provides a useful measure of operational performance. The Company defines Adjusted EBITDA as GAAP operating income plus depreciation, amortization, restructuring charges, asset impairments, components of pension and other retirement plan costs related to interest costs, asset returns, and amortization of actuarial gains and losses, and other special items.

3Utilization provides a useful measure of asset performance. It is calculated by dividing data center square footage that is committed contractually to customers, if built, by total data center square footage. Some data center square footage that is committed contractually may not yet be billing to the customer.

4Adjusted EBITDA margin provides a useful measure of operational performance. The Company defines Adjusted EBITDA margin as Adjusted EBITDA divided by revenue. Adjusted EBITDA margin should not be considered as an alternative to comparable GAAP measures of profitability and may not be comparable with the measure as defined by other companies.

5Free cash flow provides a useful measure of operational performance, liquidity and financial health. The Company defines free cash flow as cash provided by (used in) operating, financing and investing activities, adjusted for the issuance and repayment of debt, debt issuance costs, the repurchase of common stock, and the proceeds from the sale or the use of funds from the purchase of business operations, including transaction costs. Free cash flow should not be considered as an alternative to net income (loss), operating income (loss), cash flow from operating activities, or the change in cash on the balance sheet and may not be comparable with free cash flow as defined by other companies. Although the Company feels that there is no comparable GAAP measure for free cash flow, the attached financial information reconciles free cash flow to the net increase (decrease) in cash and cash equivalents.

Net debt provides a useful measure of liquidity and financial health. The Company defines net debt as the sum of the face amount of short-term and long-term debt and unamortized premium and/or discount, offset by cash and cash equivalents.

About Cincinnati Bell Inc.
With headquarters in Cincinnati, Ohio, Cincinnati Bell (NYSE: CBB) provides integrated communications solutions-including local, long distance, data, Internet, entertainment and wireless services - that keep residential and business customers in Greater Cincinnati and Dayton connected with each other and with the world. In addition, Cincinnati Bell provides best-in-class data center colocation services to its enterprise customers through its facilities with fully redundant power and cooling solutions that are currently located in the Midwest, Texas, London and Singapore. Complementing the colocation products, Cincinnati Bell also offers complex information technology solutions like managed services and technology staffing. For more information, visit www.cincinnatibell.com.

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended				Twelve Months Ended
	December 31,		Change		December 31,		Change
	2011	2010	$	%	2011	2010	$	%

Revenue	$365.3	$362.8	$2.5	1%	$1,462.4	$1,377.0	$85.4	6%

Costs and expenses
Cost of services and products	174.5	171.8	2.7	2%	677.3	604.5	72.8	12%
Selling, general and administrative	65.4	68.2	(2.8)	(4)%	263.1	270.9	(7.8)	(3)%
Depreciation and amortization	53.2	49.8	3.4	7%	199.5	179.5	20.0	11%
Restructuring charges	12.2	8.5	3.7	44%	12.2	13.7	(1.5)	(11)%
Curtailment loss	—	—	—	—	4.2	—	4.2	n/m
Gain on sale of assets	—	—	—	—	(8.4)	—	(8.4)	n/m
Impairment of goodwill and other assets	50.8	—	50.8	n/m	52.4	—	52.4	n/m
Acquisition costs	—	—	—	—	2.6	9.1	(6.5)	(71)%

Operating income	9.2	64.5	(55.3)	(86)%	259.5	299.3	(39.8)	(13)%

Interest expense	53.8	53.7	0.1	0%	215.0	185.2	29.8	16%
Loss on extinguishment of debt	—	36.1	(36.1)	(100)%	—	46.5	(46.5)	(100)%
Other expense, net	0.9	0.3	0.6	n/m	0.9	0.4	0.5	125%

Income (loss) before income taxes	(45.5)	(25.6)	(19.9)	(78)%	43.6	67.2	(23.6)	(35)%
Income tax expense (benefit)	(15.1)	(7.0)	8.1	116%	25.0	38.9	(13.9)	(36)%

Net income (loss)	(30.4)	(18.6)	(11.8)	(63)%	18.6	28.3	(9.7)	(34)%

Preferred stock dividends	2.6	2.6	—	0%	10.4	10.4	—	0%

Net income (loss) applicable to common shareowners	$(33.0)	$(21.2)	$(11.8)	(56)%	$8.2	$17.9	$(9.7)	(54)%

Basic earnings (loss) per common share	$(0.17)	$(0.11)			$0.04	$0.09
Diluted earnings (loss) per common share	$(0.17)	$(0.11)			$0.04	$0.09

Weighted average common shares outstanding
(in millions)
- Basic	194.9	200.9			196.8	201.0
- Diluted	194.9	200.9			200.0	204.0

Cincinnati Bell Inc.
Consolidated Statements of Operations
(Unaudited)
(Dollars in millions, except per share amounts)

	Three Months Ended
	December 31,	September 30,	Change
	2011	2011	$	%

Revenue	$365.3	$368.8	$(3.5)	(1)%

Costs and expenses
Cost of services and products	174.5	174.6	(0.1)	0%
Selling, general and administrative	65.4	66.5	(1.1)	(2)%
Depreciation and amortization	53.2	49.1	4.1	8%
Restructuring charges	12.2	—	12.2	n/m
Gain on sale of assets	—	(8.4)	8.4	100%
Impairment of goodwill and other assets	50.8	—	50.8	n/m
Acquisition costs	—	0.7	(0.7)	(100)%

Operating income	9.2	86.3	(77.1)	(89)%

Interest expense	53.8	53.3	0.5	1%
Other expense, net	0.9	—	0.9	n/m

Income (loss) before income taxes	(45.5)	33.0	(78.5)	n/m
Income tax expense (benefit)	(15.1)	15.4	30.5	n/m

Net income (loss)	(30.4)	17.6	(48.0)	n/m

Preferred stock dividends	2.6	2.6	—	0%

Net income (loss) applicable to common shareowners	$(33.0)	$15.0	$(48.0)	n/m

Basic earnings (loss) per common share	$(0.17)	$0.08
Diluted earnings (loss) per common share	$(0.17)	$0.07

Weighted average common shares outstanding
(in millions)
- Basic	194.9	196.5
- Diluted	194.9	200.6

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended				Twelve Months Ended
	December 31,		Change		December 31,		Change
	2011	2010	$	%	2011	2010	$	%
Wireline
Revenue
Voice - local service	$66.2	$74.6	$(8.4)	(11)%	$280.3	$311.9	$(31.6)	(10)%
Data	74.2	70.7	3.5	5%	291.5	283.3	8.2	3%
Long distance and VoIP	28.0	25.9	2.1	8%	111.3	104.4	6.9	7%
Entertainment	7.2	5.1	2.1	41%	26.6	16.7	9.9	59%
Other	4.7	6.6	(1.9)	(29)%	22.4	26.2	(3.8)	(15)%

Total revenue	180.3	182.9	(2.6)	(1)%	732.1	742.5	(10.4)	(1)%

Operating costs and expenses
Cost of services and products	67.8	64.9	2.9	4%	270.0	256.8	13.2	5%
Selling, general and administrative	29.7	33.9	(4.2)	(12)%	126.7	140.1	(13.4)	(10)%
Depreciation and amortization	26.3	26.7	(0.4)	(1)%	102.4	103.9	(1.5)	(1)%
Other*	8.2	4.9	3.3	67%	4.5	8.2	(3.7)	(45)%

Total operating costs and expenses	132.0	130.4	1.6	1%	503.6	509.0	(5.4)	(1)%

Operating income	$48.3	$52.5	$(4.2)	(8)%	$228.5	$233.5	$(5.0)	(2)%

Wireless
Revenue
Service	$60.4	$64.4	$(4.0)	(6)%	$252.4	$269.2	$(16.8)	(6)%
Equipment	8.0	5.1	2.9	57%	25.2	20.0	5.2	26%

Total revenue	68.4	69.5	(1.1)	(2)%	277.6	289.2	(11.6)	(4)%

Operating costs and expenses
Cost of services and products	36.1	38.4	(2.3)	(6)%	134.2	137.4	(3.2)	(2)%
Selling, general and administrative	13.4	18.0	(4.6)	(26)%	55.2	61.1	(5.9)	(10)%
Depreciation and amortization	8.4	8.0	0.4	5%	33.5	33.4	0.1	0%
Other*	50.3	1.0	49.3	n/m	51.4	1.0	50.4	n/m

Total operating costs and expenses	108.2	65.4	42.8	65%	274.3	232.9	41.4	18%

Operating income (loss)	$(39.8)	$4.1	$(43.9)	n/m	$3.3	$56.3	$(53.0)	(94)%

Data Center Colocation
Revenue	$49.1	$40.6	$8.5	21%	$184.7	$125.3	$59.4	47%

Operating costs and expenses
Cost of services	15.8	12.4	3.4	27%	59.7	39.2	20.5	52%
Selling, general and administrative	6.4	4.6	1.8	39%	23.8	15.9	7.9	50%
Depreciation and amortization	16.6	13.0	3.6	28%	54.8	34.6	20.2	58%
Other*	—	1.4	(1.4)	(100)%	—	1.4	(1.4)	(100)%

Total operating costs and expenses	38.8	31.4	7.4	24%	138.3	91.1	47.2	52%

Operating income	$10.3	$9.2	$1.1	12%	$46.4	$34.2	$12.2	36%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$49.9	$56.1	$(6.2)	(11)%	$206.0	$174.9	$31.1	18%
Managed services	17.9	15.7	2.2	14%	64.7	55.1	9.6	17%
Professional services	7.8	6.4	1.4	22%	29.8	24.7	5.1	21%

Total revenue	75.6	78.2	(2.6)	(3)%	300.5	254.7	45.8	18%

Operating costs and expenses
Cost of services and products	62.4	63.7	(1.3)	(2)%	243.0	202.6	40.4	20%
Selling, general and administrative	8.4	7.4	1.0	14%	37.4	37.7	(0.3)	(1)%
Depreciation and amortization	1.8	2.1	(0.3)	(14)%	8.4	7.3	1.1	15%
Other*	1.9	1.0	0.9	90%	1.9	2.8	(0.9)	(32)%

Total operating costs and expenses	74.5	74.2	0.3	0%	290.7	250.4	40.3	16%

Operating income	$1.1	$4.0	$(2.9)	(73)%	$9.8	$4.3	$5.5	128%

	*Other includes restructuring charges, curtailment loss, gain on sale of assets, impairment of goodwill and asset impairments

Cincinnati Bell Inc.
Income Statements by Segment
(Unaudited)
(Dollars in millions)

	Three Months Ended
	December 31,	September 30,	Change
	2011	2011	$	%
Wireline
Revenue
Voice - local service	$66.2	$69.1	$(2.9)	(4)%
Data	74.2	73.5	0.7	1%
Long distance and VoIP	28.0	28.0	—	0%
Entertainment	7.2	7.0	0.2	3%
Other	4.7	5.1	(0.4)	(8)%

Total revenue	180.3	182.7	(2.4)	(1)%

Operating costs and expenses
Cost of services and products	67.8	68.7	(0.9)	(1)%
Selling, general and administrative	29.7	31.6	(1.9)	(6)%
Depreciation and amortization	26.3	25.6	0.7	3%
Other*	8.2	(8.4)	16.6	n/m

Total operating costs and expenses	132.0	117.5	14.5	12%

Operating income	$48.3	$65.2	$(16.9)	(26)%

Wireless
Revenue
Service	$60.4	$62.3	$(1.9)	(3)%
Equipment	8.0	5.8	2.2	38%

Total revenue	68.4	68.1	0.3	0%

Operating costs and expenses
Cost of services and products	36.1	34.2	1.9	6%
Selling, general and administrative	13.4	14.3	(0.9)	(6)%
Depreciation and amortization	8.4	8.0	0.4	5%
Other*	50.3	—	50.3	n/m

Total operating costs and expenses	108.2	56.5	51.7	92%

Operating income (loss)	$(39.8)	$11.6	$(51.4)	n/m

Data Center Colocation
Revenue	$49.1	$47.1	$2.0	4%

Operating costs and expenses
Cost of services	15.8	15.8	—	0%
Selling, general and administrative	6.4	6.8	(0.4)	(6)%
Depreciation and amortization	16.6	13.2	3.4	26%

Total operating costs and expenses	38.8	35.8	3.0	8%

Operating income	$10.3	$11.3	$(1.0)	(9)%

IT Services and Hardware
Revenue
Telecom and IT equipment distribution	$49.9	$54.3	$(4.4)	(8)%
Managed services	17.9	16.7	1.2	7%
Professional services	7.8	7.9	(0.1)	(1)%

Total revenue	75.6	78.9	(3.3)	(4)%

Operating costs and expenses
Cost of services and products	62.4	63.0	(0.6)	(1)%
Selling, general and administrative	8.4	9.7	(1.3)	(13)%
Depreciation and amortization	1.8	2.2	(0.4)	(18)%
Other*	1.9	—	1.9	n/m

Total operating costs and expenses	74.5	74.9	(0.4)	(1)%

Operating income	$1.1	$4.0	$(2.9)	(73)%

	*Other includes restructuring charges, gain on sale of assets, impairment of goodwill and asset impairments

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended				Twelve Months Ended
	December 31,		Change		December 31,		Change
	2011	2010	$	%	2011	2010	$	%
Revenue
Wireline	$180.3	$182.9	$(2.6)	(1)%	$732.1	$742.5	$(10.4)	(1)%
Wireless	68.4	69.5	(1.1)	(2)%	277.6	289.2	(11.6)	(4)%
Data Center Colocation	49.1	40.6	8.5	21%	184.7	125.3	59.4	47%
IT Services and Hardware	75.6	78.2	(2.6)	(3)%	300.5	254.7	45.8	18%
Eliminations	(8.1)	(8.4)	0.3	4%	(32.5)	(34.7)	2.2	6%

Total revenue	$365.3	$362.8	$2.5	1%	$1,462.4	$1,377.0	$85.4	6%

Cost of Services and Products
Wireline	$67.8	$64.9	$2.9	4%	$270.0	$256.8	$13.2	5%
Wireless	36.1	38.4	(2.3)	(6)%	134.2	137.4	(3.2)	(2)%
Data Center Colocation	15.8	12.4	3.4	27%	59.7	39.2	20.5	52%
IT Services and Hardware	62.4	63.7	(1.3)	(2)%	243.0	202.6	40.4	20%
Eliminations	(7.6)	(7.6)	—	0%	(29.6)	(31.5)	1.9	6%

Total cost of services and products	$174.5	$171.8	$2.7	2%	$677.3	$604.5	$72.8	12%

Selling, General and Administrative
Wireline	$29.7	$33.9	$(4.2)	(12)%	$126.7	$140.1	$(13.4)	(10)%
Wireless	13.4	18.0	(4.6)	(26)%	55.2	61.1	(5.9)	(10)%
Data Center Colocation	6.4	4.6	1.8	39%	23.8	15.9	7.9	50%
IT Services and Hardware	8.4	7.4	1.0	14%	37.4	37.7	(0.3)	(1)%
Corporate and eliminations	7.5	4.3	3.2	74%	20.0	16.1	3.9	24%

Total selling, general and administrative	$65.4	$68.2	$(2.8)	(4)%	$263.1	$270.9	$(7.8)	(3)%

Depreciation and Amortization
Wireline	$26.3	$26.7	$(0.4)	(1)%	$102.4	$103.9	$(1.5)	(1)%
Wireless	8.4	8.0	0.4	5%	33.5	33.4	0.1	0%
Data Center Colocation	16.6	13.0	3.6	28%	54.8	34.6	20.2	58%
IT Services and Hardware	1.8	2.1	(0.3)	(14)%	8.4	7.3	1.1	15%
Corporate	0.1	—	0.1	n/m	0.4	0.3	0.1	33%

Total depreciation and amortization	$53.2	$49.8	$3.4	7%	$199.5	$179.5	$20.0	11%

Other*
Wireline	$8.2	$4.9	$3.3	67%	$4.5	$8.2	$(3.7)	(45)%
Wireless	50.3	1.0	49.3	n/m	51.4	1.0	50.4	n/m
Data Center Colocation	—	1.4	(1.4)	(100)%	—	1.4	(1.4)	(100)%
IT Services and Hardware	1.9	1.0	0.9	90%	1.9	2.8	(0.9)	(32)%
Corporate	2.6	0.2	2.4	n/m	5.2	9.4	(4.2)	(45)%

Total other	$63.0	$8.5	$54.5	n/m	$63.0	$22.8	$40.2	176%

Operating Income (Loss)
Wireline	$48.3	$52.5	$(4.2)	(8)%	$228.5	$233.5	$(5.0)	(2)%
Wireless	(39.8)	4.1	(43.9)	n/m	3.3	56.3	(53.0)	(94)%
Data Center Colocation	10.3	9.2	1.1	12%	46.4	34.2	12.2	36%
IT Services and Hardware	1.1	4.0	(2.9)	(73)%	9.8	4.3	5.5	128%
Corporate	(10.7)	(5.3)	(5.4)	(102)%	(28.5)	(29.0)	0.5	2%

Total operating income	$9.2	$64.5	$(55.3)	(86)%	$259.5	$299.3	$(39.8)	(13)%
	*Other includes restructuring charges, curtailment loss, gain on sale of assets, impairment of goodwill, asset impairments and acquisition costs

Cincinnati Bell Inc.
Segment Information
(Unaudited)
(Dollars in millions)

	Three Months Ended
	December 31,	September 30,	Change
	2011	2011	$	%
Revenue
Wireline	$180.3	$182.7	$(2.4)	(1)%
Wireless	68.4	68.1	0.3	0%
Data Center Colocation	49.1	47.1	2.0	4%
IT Services and Hardware	75.6	78.9	(3.3)	(4)%
Eliminations	(8.1)	(8.0)	(0.1)	(1)%

Total revenue	$365.3	$368.8	$(3.5)	(1)%

Cost of Services and Products
Wireline	$67.8	$68.7	$(0.9)	(1)%
Wireless	36.1	34.2	1.9	6%
Data Center Colocation	15.8	15.8	—	0%
IT Services and Hardware	62.4	63.0	(0.6)	(1)%
Eliminations	(7.6)	(7.1)	(0.5)	(7)%

Total cost of services and products	$174.5	$174.6	$(0.1)	0%

Selling, General and Administrative
Wireline	$29.7	$31.6	$(1.9)	(6)%
Wireless	13.4	14.3	(0.9)	(6)%
Data Center Colocation	6.4	6.8	(0.4)	(6)%
IT Services and Hardware	8.4	9.7	(1.3)	(13)%
Corporate and eliminations	7.5	4.1	3.4	83%

Total selling, general and administrative	$65.4	$66.5	$(1.1)	(2)%

Depreciation and Amortization
Wireline	$26.3	$25.6	$0.7	3%
Wireless	8.4	8.0	0.4	5%
Data Center Colocation	16.6	13.2	3.4	26%
IT Services and Hardware	1.8	2.2	(0.4)	(18)%
Corporate	0.1	0.1	—	0%

Total depreciation and amortization	$53.2	$49.1	$4.1	8%

Other*
Wireline	$8.2	$(8.4)	$16.6	n/m
Wireless	50.3	—	50.3	n/m
Data Center Colocation	—	—	—	—
IT Services and Hardware	1.9	—	1.9	n/m
Corporate	2.6	0.7	1.9	n/m

Total other	$63.0	$(7.7)	$70.7	n/m

Operating Income (Loss)
Wireline	$48.3	$65.2	$(16.9)	(26)%
Wireless	(39.8)	11.6	(51.4)	n/m
Data Center Colocation	10.3	11.3	(1.0)	(9)%
IT Services and Hardware	1.1	4.0	(2.9)	(73)%
Corporate	(10.7)	(5.8)	(4.9)	(84)%

Total operating income	$9.2	$86.3	$(77.1)	(89)%

	*Other includes restructuring charges, gain on sale of assets, impairment of goodwill, asset impairments, and acquisition costs

Cincinnati Bell Inc.
Segment Metric Information
(Unaudited)
(In thousands)

	December 31,	September 30,	December 31,
	2011	2011	2010

Local access lines	621.3	635.3	674.1

Long distance lines	447.4	457.8	482.8

High-speed internet subscribers
DSL subscribers	218.0	221.4	228.9
Fioptics subscribers	39.3	37.3	27.2
	257.3	258.7	256.1

Fioptics entertainment subscribers	39.6	38.0	28.1

Wireless
Postpaid wireless subscribers	311.0	322.2	351.2
Prepaid wireless subscribers	148.0	149.6	157.8
	459.0	471.8	509.0

Data Center Colocation
Data center capacity (in square feet)	763,000	736,000	639,000
Utilization rate*	88%	86%	88%

*
Data center utilization is calculated by dividing data center square footage that is committed contractually to customers, if built, by total data center square footage. Some data center square footage that is committed contractually may not yet be billing to the customer.

Cincinnati Bell Inc.
Local Access Line Detail
(Unaudited)
(In thousands)

	2009				2010				2011
	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q	1Q	2Q	3Q	4Q
Local Access Lines

In-Territory:
Primary Residential	392.2	382.8	371.6	362.1	354.1	345.5	336.8	328.9	321.8	313.8	304.8	296.7
Secondary Residential	25.8	24.8	23.6	22.7	21.8	20.8	19.3	19.1	18.3	16.3	15.6	14.9
Business/ Other	274.3	271.5	268.9	265.4	261.9	258.7	256.2	252.5	250.7	248.7	244.4	240.8
Total In-Territory	692.3	679.1	664.1	650.2	637.8	625.0	612.3	600.5	590.8	578.8	564.8	552.4

Out-of-Territory:
Primary Residential	35.4	34.8	34.3	33.3	32.9	32.5	32.1	31.2	30.4	29.3	27.8	26.7
Secondary Residential	1.3	1.2	1.2	1.1	1.1	1.1	1.0	1.0	0.9	0.9	0.9	0.8
Business/ Other	36.3	37.4	38.2	38.9	39.9	40.4	41.5	41.4	41.5	41.6	41.8	41.4
Total Out-of-Territory	73.0	73.4	73.7	73.3	73.9	74.0	74.6	73.6	72.8	71.8	70.5	68.9

Total Access Lines	765.3	752.5	737.8	723.5	711.7	699.0	686.9	674.1	663.6	650.6	635.3	621.3

Cincinnati Bell Inc.
Net Debt and Common Shares Outstanding
(Unaudited)
(Dollars and shares in millions)

	December 31,	September 30,	December 31,
	2011	2011	2010

7% Senior Notes due 2015	$250.4	$250.7	$251.4
8 1/4% Senior Notes due 2017	500.0	500.0	500.0
8 3/4% Senior Subordinated Notes due 2018	625.0	625.0	625.0
8 3/8% Senior Notes due 2020	775.0	775.0	775.0
7 1/4% Senior Notes due 2023	40.0	40.0	40.0
Various Cincinnati Bell Telephone notes	207.5	207.5	207.5
Capital leases and other debt	144.4	136.9	135.0
Net unamortized discount	(8.7)	(9.1)	(10.3)

Total debt	2,533.6	2,526.0	2,523.6

Less: Interest rate swap adjustment	(2.9)	(3.1)	(3.8)
Less: Cash and cash equivalents	(73.7)	(90.7)	(77.3)

Net debt (as defined by the company)	$2,457.0	$2,432.2	$2,442.5

Credit facility availability	$210.0	$210.0	$186.9

Common shares outstanding	195.7	195.8	197.8

Cincinnati Bell Inc.
Reconciliation of Net Income (Loss) (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Three Months Ended December 31, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company
Net Loss (GAAP)						$(30.4)
Add:
Income tax benefit						(15.1)
Interest expense						53.8
Other expense, net						0.9

Operating Income (Loss) (GAAP)	$48.3	$(39.8)	$10.3	$1.1	$(10.7)	$9.2
Add:
Depreciation and amortization	26.3	8.4	16.6	1.8	0.1	53.2
Restructuring charges	7.7	—	—	1.9	2.6	12.2
Impairment of goodwill and other assets	0.5	50.3	—	—	—	50.8
Legal claim costs	—	—	0.4	—	0.8	1.2
Pension and other retirement plan expenses	4.9	—	—	—	0.4	5.3

Adjusted EBITDA (Non-GAAP)	$87.7	$18.9	$27.3	$4.8	$(6.8)	$131.9

Adjusted EBITDA Margin	49%	28%	56%	6%	—	36%

	Three Months Ended September 30, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company
Net Income (GAAP)						$17.6
Add:
Income tax expense						15.4
Interest expense						53.3

Operating Income (GAAP)	$65.2	$11.6	$11.3	$4.0	$(5.8)	$86.3
Add:
Depreciation and amortization	25.6	8.0	13.2	2.2	0.1	49.1
Gain on sale of assets	(8.4)	—	—	—	—	(8.4)
Acquisition costs	—	—	—	—	0.7	0.7
Legal claim costs	—	—	0.4	—	—	0.4
Pension and other retirement plan expenses	4.8	—	—	—	0.3	5.1

Adjusted EBITDA (Non-GAAP)	$87.2	$19.6	$24.9	$6.2	$(4.7)	$133.2

Adjusted EBITDA Margin	48%	29%	53%	8%	—	36%

Sequential dollar change in Adjusted EBITDA	$0.5	$(0.7)	$2.4	$(1.4)	$(2.1)	$(1.3)

Sequential percentage change in Adjusted EBITDA	1%	(4)%	10%	(23)%	(45)%	(1)%

	Three Months Ended December 31, 2010
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company
Net Loss (GAAP)						$(18.6)
Add:
Income tax benefit						(7.0)
Interest expense						53.7
Loss on extinguishment of debt						36.1
Other expense, net						0.3

Operating Income (GAAP)	$52.5	$4.1	$9.2	$4.0	$(5.3)	$64.5
Add:
Depreciation and amortization	26.7	8.0	13.0	2.1	—	49.8
Restructuring charges	4.9	1.0	1.4	1.0	0.2	8.5
Pension and other retirement plan expenses	4.0	—	—	—	0.3	4.3

Adjusted EBITDA (Non-GAAP)	$88.1	$13.1	$23.6	$7.1	$(4.8)	$127.1

Adjusted EBITDA Margin	48%	19%	58%	9%	—	35%

Year-over-year dollar change in Adjusted EBITDA	$(0.4)	$5.8	$3.7	$(2.3)	$(2.0)	$4.8

Year-over-year percentage change in Adjusted EBITDA	0%	44%	16%	(32)%	(42)%	4%

Cincinnati Bell Inc.
Reconciliation of Net Income (GAAP) to Adjusted EBITDA (Non-GAAP)
(Unaudited)
(Dollars in millions)

	Twelve Months Ended December 31, 2011
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$18.6
Add:
Income tax expense						25.0
Interest expense						215.0
Other expense, net						0.9

Operating Income (GAAP)	$228.5	$3.3	$46.4	$9.8	$(28.5)	$259.5
Add:
Depreciation and amortization	102.4	33.5	54.8	8.4	0.4	199.5
Restructuring charges	7.7	—	—	1.9	2.6	12.2
Gain on sale of assets	(8.4)	—	—	—	—	(8.4)
Impairment of goodwill and other assets	1.0	51.4	—	—	—	52.4
Acquisition costs	—	—	—	—	2.6	2.6
Legal claim costs	—	—	0.8	—	0.8	1.6
Pension and other retirement plan expenses	23.8	—	—	—	1.5	25.3

Adjusted EBITDA (Non-GAAP)	$355.0	$88.2	$102.0	$20.1	$(20.6)	$544.7

Adjusted EBITDA Margin	49%	32%	55%	7%	—	37%

	Twelve Months Ended December 31, 2010
	Wireline	Wireless	Data Center Colocation	IT Services & Hardware	Corporate	Total Company

Net Income (GAAP)						$28.3
Add:
Income tax expense						38.9
Loss on extinguishment of debt						46.5
Interest expense						185.2
Other expense, net						0.4

Operating Income (GAAP)	$233.5	$56.3	$34.2	$4.3	$(29.0)	$299.3
Add:
Depreciation and amortization	103.9	33.4	34.6	7.3	0.3	179.5
Restructuring charges	8.2	1.0	1.4	2.8	0.3	13.7
Acquisition costs	—	—	—	—	9.1	9.1
Pension and other retirement plan expenses	16.1	—	—	—	1.2	17.3

Adjusted EBITDA (Non-GAAP)	$361.7	$90.7	$70.2	$14.4	$(18.1)	$518.9

Adjusted EBITDA Margin	49%	31%	56%	6%	—	38%

Year-over-year dollar change in Adjusted EBITDA	$(6.7)	$(2.5)	$31.8	$5.7	$(2.5)	$25.8

Year-over-year percentage change in Adjusted EBITDA	(2)%	(3)%	45%	40%	(14)%	5%

Cincinnati Bell Inc.
Consolidated Statements of Cash Flows
(Unaudited)
(Dollars in millions)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2011	2010	2011	2010

Cash provided by operating activities	$91.4	$95.4	$289.9	$300.0

Capital expenditures	(88.5)	(48.5)	(255.5)	(149.7)
Acquisitions, net of cash acquired	—	—	—	(526.7)
Proceeds from sale of assets	1.7	—	11.5	—
Other, net	(0.4)	0.4	(0.7)	0.9

Cash used in investing activities	(87.2)	(48.1)	(244.7)	(675.5)

Proceeds from issuance of long-term debt	—	780.9	—	2,134.3
Increase (decrease) in corporate credit and receivables facilities	—	—	0.4	(85.9)
Repayment of debt	(2.5)	(762.9)	(11.5)	(1,554.5)
Debt issuance costs	—	(9.7)	(0.8)	(42.6)
Dividends paid on preferred stock	(2.6)	(2.6)	(10.4)	(10.4)
Common stock repurchase	(0.4)	(10.0)	(10.4)	(10.0)
Financing obligations and other, net	(15.7)	0.1	(16.1)	(1.1)

Cash (used in) provided by financing activities	(21.2)	(4.2)	(48.8)	429.8

Net (decrease) increase in cash and cash equivalents	(17.0)	43.1	(3.6)	54.3
Cash and cash equivalents at beginning of period	90.7	34.2	77.3	23.0

Cash and cash equivalents at end of period	$73.7	$77.3	$73.7	$77.3

Reconciliation of GAAP Cash Flow to
Free Cash Flow (as defined by the company)
Net (decrease) increase in cash and cash equivalents	$(17.0)	$43.1	$(3.6)	$54.3
Less adjustments:
Proceeds from issuance of long-term debt	—	(780.9)	—	(2,134.3)
Increase (decrease) in corporate credit and receivables facilities	—	—	(0.4)	85.9
Repayment of debt	2.5	762.9	11.5	1,554.5
Debt issuance costs	—	9.7	0.8	42.6
Common stock repurchase	0.4	10.0	10.4	10.0
Proceeds from sale of assets, net of expenses	(1.7)	—	(10.8)	—
Acquisitions, net of cash acquired	—	—	—	526.7
Acquisition costs	—	—	2.6	9.1

Free cash flow (as defined by the company)	$(15.8)	$44.8	$10.5	$148.8

Income tax payments, net of refunds	$0.1	$0.2	$(1.2)	$3.5

Cincinnati Bell Inc.
Free Cash Flow (as defined by the company)
(Unaudited)
(Dollars in millions)

Free Cash Flow for the three months ended December 31, 2010	$44.8

Increase in Adjusted EBITDA	4.8
Increase in capital expenditures	(40.0)
Increase in interest payments	(26.8)
Increase in pension and postretirement payments and contributions	(0.1)
Change in working capital and other	1.5

Free Cash Flow for the three months ended December 31, 2011	$(15.8)

Free Cash Flow for the twelve months ended December 31, 2010	$148.8

Increase in Adjusted EBITDA	25.8
Increase in capital expenditures	(105.8)
Increase in interest payments	(39.4)
Increase in pension and postretirement payments and contributions	(18.2)
Change in working capital and other	(0.7)

Free Cash Flow for the twelve months ended December 31, 2011	$10.5

Cincinnati Bell Inc.
Capital Expenditures
(Unaudited)
(Dollars in millions)

	Three Months Ended
	Dec. 31, 2011	Sep. 30, 2011	Jun. 30, 2011	Mar. 31, 2011	Dec. 31, 2010

Wireline	$37.4	$27.1	$22.6	$25.5	$31.2
Wireless	7.0	4.9	0.9	4.8	6.2
Data Center Colocation	41.3	41.0	14.6	21.6	9.4
IT Services and Hardware	2.8	1.5	2.0	0.5	1.7
Total capital expenditures	$88.5	$74.5	$40.1	$52.4	$48.5

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			December 31, 2011
		December 31, 2011			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$365.3	$—		$365.3

	Costs and expenses
	Cost of services and products	174.5	—		174.5
	Selling, general and administrative	65.4	(1.2)	[A]	64.2
	Depreciation and amortization	53.2	—		53.2
	Restructuring charges	12.2	(12.2)	[B]	—
	Impairment of goodwill and other assets	50.8	(50.8)	[C]	—
	Operating income	9.2	64.2		73.4

	Interest expense	53.8	—		53.8
	Other expense, net	0.9	—		0.9

	Income (loss) before income taxes	(45.5)	64.2		18.7
	Income tax expense (benefit)	(15.1)	25.7		10.6

	Net income (loss)	(30.4)	38.5		8.1

	Preferred stock dividends	2.6	—		2.6

	Net income (loss) applicable to common shareowners	$(33.0)	$38.5		$5.5

	Weighted average diluted common shares	194.9	198.3	[D]	198.3

	Diluted earnings (loss) per common share*	$(0.17)	$0.19		$0.03

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with investigation and resolution of special legal matters.

B	Restructuring charges incurred for employee separations, lease abandonments and contract terminations.

C	Impairment of Wireless goodwill and impairment recorded to reduce carrying value of property to reflect its estimated fair value.

D	Dilutive effect of common stock equivalents based on net income excluding special items.

*	The sum of the GAAP and Special Items per share results will not necessarily equal the Non-GAAP per share result.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Three
		Three			Months Ended
		Months Ended			December 31, 2010
		December 31, 2010			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$362.8	$—		$362.8

	Costs and expenses
	Cost of services and products	171.8	—		171.8
	Selling, general and administrative	68.2	—		68.2
	Depreciation and amortization	49.8	—		49.8
	Restructuring charges	8.5	(8.5)	[A]	—
	Operating income	64.5	8.5		73.0

	Interest expense	53.7	—		53.7
	Loss on extinguishment of debt	36.1	(36.1)	[B]	—
	Other expense, net	0.3	—		0.3

	Income (loss) before income taxes	(25.6)	44.6		19.0
	Income tax expense (benefit)	(7.0)	17.8		10.8

	Net income (loss)	(18.6)	26.8		8.2

	Preferred stock dividends	2.6	—		2.6

	Net income (loss) applicable to common shareowners	$(21.2)	$26.8		$5.6

	Weighted average diluted common shares	200.9	203.0	[C]	203.0

	Diluted earnings (loss) per common share*	$(0.11)	$0.13		$0.03

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Restructuring charges incurred primarily for employee separations.

B	Loss on extinguishment of the Tranche B Term Loans.

C	Dilutive effect of common stock equivalents based on net income excluding special items.

*	The sum of the GAAP and Special Items per share results will not necessarily equal the Non-GAAP per share result.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Twelve
		Twelve			Months Ended
		Months Ended			December 31, 2011
		December 31, 2011			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$1,462.4	$—		$1,462.4

	Costs and expenses
	Cost of services and products	677.3	—		677.3
	Selling, general and administrative	263.1	(1.6)	[A]	261.5
	Depreciation and amortization	199.5	—		199.5
	Restructuring charges	12.2	(12.2)	[B]	—
	Curtailment loss	4.2	(4.2)	[C]	—
	Gain on sale of assets	(8.4)	8.4	[D]	—
	Impairment of goodwill and other assets	52.4	(52.4)	[E]	—
	Acquisition costs	2.6	(2.6)	[F]	—
	Operating income	259.5	64.6		324.1

	Interest expense	215.0	—		215.0
	Other expense, net	0.9	—		0.9

	Income before income taxes	43.6	64.6		108.2
	Income tax expense	25.0	25.8		50.8

	Net income	18.6	38.8		57.4

	Preferred stock dividends	10.4	—		10.4

	Net income applicable to common shareowners	$8.2	$38.8		$47.0

	Weighted average diluted common shares	200.0	200.0		200.0

	Diluted earnings per common share*	$0.04	$0.19		$0.24

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Costs associated with investigation and resolution of special legal matters.

B	Restructuring charges incurred for employee separations, lease abandonments and contract terminations.

C	Curtailment of bargained pension plan as a result of pension service credits being frozen for the majority of the plan participants.

D	Gain on sale of assets sold in connection with the home security monitoring business.

E	Impairment of Wireless goodwill and impairment recorded to reduce carrying value of property to reflect its estimated fair value.

F	Acquisition costs consist of legal and professional fees incurred in due diligence.

*	The sum of the GAAP and Special Items per share results will not necessarily equal the Non-GAAP per share result.

Cincinnati Bell Inc.
Normalized Statements of Operations (Non-GAAP) - Reconciliation to Reported Results
(Unaudited)
(Dollars in millions, except per share amounts)

					Twelve
		Twelve			Months Ended
		Months Ended			December 31, 2010
		December 31, 2010			Before Special Items
		(GAAP)	Special Items		(Non-GAAP)

	Revenue	$1,377.0	$—		$1,377.0

	Costs and expenses
	Cost of services and products	604.5	—		604.5
	Selling, general and administrative	270.9	—		270.9
	Depreciation and amortization	179.5	—		179.5
	Restructuring charges	13.7	(13.7)	[A]	—
	Acquisition costs	9.1	(9.1)	[B]	—
	Operating income	299.3	22.8		322.1

	Interest expense	185.2	—		185.2
	Loss on extinguishment of debt	46.5	(46.5)	[C]	—
	Other expense, net	0.4	—		0.4

	Income before income taxes	67.2	69.3		136.5
	Income tax expense	38.9	23.8	[D]	62.7

	Net income	28.3	45.5		73.8

	Preferred stock dividends	10.4	—		10.4

	Net income applicable to common shareowners	$17.9	$45.5		$63.4

	Weighted average diluted common shares	204.0	204.0		204.0

	Diluted earnings per common share	$0.09	$0.22		$0.31

	Normalized results have been adjusted for the following (pretax adjustments are tax effected at 40%):

A	Future lease costs of abandoned office space and employee separations.

B	Costs related to CyrusOne acquisition.

C	Loss on extinguishment of the 8 3/8% Senior Subordinated Notes due 2014 and Tranche B Term Loan.

D	Includes a $3.9 million charge for a change in federal tax law related to retiree Medicare drug subsidies, and income tax expense impact from other special items.

Cincinnati Bell Inc.
Reconciliation of Operating Income (GAAP) Guidance to Adjusted EBITDA (Non-GAAP) Guidance
(Unaudited)
(Dollars in millions)

2012 Operating Income (GAAP) Guidance	$300

Add:

Depreciation and amortization	206
Other	1
Pension and other retirement plan expenses	23

2012 Adjusted EBITDA (Non-GAAP) Guidance	$530	*

* Plus or minus 2 percent.

CONTACT:

Cincinnati Bell Inc.
Investor / Media contact:
John Caulfield, 513-397-0487
John.Caulfield@cinbell.com